UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  Reported:  May 2, 2007


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                1-2691            13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on May 2, 2007 as Exhibit 99.1, which is included herein. This press release was issued to report April traffic for American Airlines, Inc.





                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines, Inc.



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  May 4, 2007


                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


                                        Exhibit 99.1

                               CONTACT: Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


FOR RELEASE: Tuesday, May 2, 2007


           AMERICAN AIRLINES REPORTS APRIL TRAFFIC

        FORT WORTH, Texas - American Airlines, the world's largest airline, reported an April load factor of
82.1 percent - an increase of 0.4 points compared to the same period last year. Traffic decreased 3.3 percent year over year as capacity decreased 3.7 percent.
        Domestic traffic decreased 3.7 percent year over year on 4.3 percent less capacity. International traffic decreased by 2.5 percent relative to last year on a capacity decrease of 2.7 percent.
        American boarded 8.2 million passengers in April.

 About American Airlines
American Airlines is the world's largest airline. American, American Eagle and the AmericanConnection airlines serve
250 cities in over 40 countries with more than 4,000 daily flights. The combined network fleet numbers more than 1,000 aircraft. American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members serve more than 700 destinations in over 140 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, the AmericanConnection airlines, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)
     Detailed traffic and capacity data are on the following page.



             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                                      April
                                 2007          2006      CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                    11,547,599    11,936,076       -3.3 %
         D.O.T. DOMESTIC    7,553,707     7,840,105       -3.7
         INTERNATIONAL      3,993,892     4,095,970       -2.5
         ATLANTIC           1,677,894     1,779,173       -5.7
         LATIN AMERICA      1,878,731     1,827,901        2.8
         PACIFIC              437,267       488,897      -10.6

AVAILABLE SEAT MILES (000)
 SYSTEM                    14,063,430    14,605,893       -3.7 %
         D.O.T. DOMESTIC    8,942,407     9,341,010       -4.3
         INTERNATIONAL      5,121,023     5,264,883       -2.7
         ATLANTIC           2,081,139     2,133,361       -2.4
         LATIN AMERICA      2,479,523     2,405,467        3.1
         PACIFIC              560,361       726,054      -22.8

LOAD FACTOR
 SYSTEM                          82.1 %        81.7 %      0.4 Pts
         D.O.T. DOMESTIC         84.4          83.9        0.5
         INTERNATIONAL           77.9          77.7        0.2
         ATLANTIC                80.6          83.3       -2.7
         LATIN AMERICA           75.7          75.9       -0.2
         PACIFIC                 78.0          67.3       10.7

PASSENGERS BOARDED          8,199,473     8,425,477       -2.7 %

SYSTEM CARGO TON MILES (000)  181,740       182,447       -0.4 %



            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES

                                   YEAR-TO-DATE April
                                 2007          2006      CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                    44,114,104    44,932,168       -1.8 %
         D.O.T. DOMESTIC   28,894,813    29,732,351       -2.8
         INTERNATIONAL     15,219,291    15,199,817        0.1
         ATLANTIC           5,618,278     5,808,702       -3.3
         LATIN AMERICA      7,806,551     7,520,505        3.8
         PACIFIC            1,794,462     1,870,609       -4.1

AVAILABLE SEAT MILES (000)
 SYSTEM                    55,744,299    57,335,447       -2.8 %
         D.O.T. DOMESTIC   35,743,061    36,993,014       -3.4
         INTERNATIONAL     20,001,237    20,342,434       -1.7
         ATLANTIC           7,490,955     7,645,394       -2.0
         LATIN AMERICA     10,296,406    10,123,167        1.7
         PACIFIC            2,213,877     2,573,872      -14.0

LOAD FACTOR
 SYSTEM                          79.1 %        78.3 %      0.8 Pts
         D.O.T. DOMESTIC         80.8          80.3        0.5
         INTERNATIONAL           76.0          74.7        1.3
         ATLANTIC                75.0          75.9       -0.9
         LATIN AMERICA           75.8          74.2        1.6
         PACIFIC                 81.0          72.6        8.4

PASSENGERS BOARDED         31,503,827    32,075,686       -1.8 %

SYSTEM CARGO TON MILES(000)   705,452       703,249        0.3 %